Exhibit 10.6

INCENTIVE STOCK OPTION AGREEMENT UNDER THE

STRATEGIC DISTRIBUTION, INC.

1999 INCENTIVE STOCK OPTION PLAN

THIS AGREEMENT, made as of this        day of       , 200   , by and between STRATEGIC DISTRIBUTION, INC., a Delaware corporation (the “Company”) and                         (the “Optionee”).

WITNESSETH:

WHEREAS, the Optionee is now employed by the Company or a subsidiary of the Company in a key capacity, and the Company desires to have the Optionee remain in such employment and to afford the Optionee the opportunity to acquire, or enlarge, the Optionee’s stock ownership in the Company so that the Optionee may have a direct proprietary interest in the Company’s success;

NOW, THEREFORE, in consideration of the covenants and agreements herein contained, the parties hereto hereby agree as follows:

1.                                       Grant of Option.  Subject to the terms and conditions set forth herein and in the Company’s 1999 Incentive Stock Option Plan (the “Plan”), the Company hereby grants to the Optionee the right and option (the “Option”) to purchase from the Company, in compliance with the exercise schedule set forth in Section 2 of this Agreement, during the period commencing on the date of this Agreement (the “Grant Date”) and ending ten (10) years from the date hereof (the “Termination Date”), at a price of $11.69 per share, up to, but not exceeding in the aggregate, Seven Thousand Five Hundred (7,500) shares of the Company’s Common Stock (the “Stock”).  The option granted hereunder shall be an “incentive stock option” within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”).

2.                                       Exercise of Option.  Subject to the terms and conditions set forth herein, the Optionee may purchase          shares of Stock referenced above commencing on                      ,                   shares of Stock referenced above commencing on                          and the remaining                   shares of Stock referenced above commencing on                        .  The aggregate number of shares indicated above will be 100% vested on                           .

3.                                       Termination of Employment.  (a) If, prior to the Termination Date, the Optionee shall cease to be employed by the Company for any reason other than death, disability or for cause, this Option will remain exercisable by the Optionee for a period of three (3) months after the date of cessation of employment, but in no event later than the Termination Date, to the extent the Option was exercisable at the date of cessation of employment.  If, prior to the Termination Date, the Optionee shall cease to be employed by the Company for reasons of death or disability, the Option will remain exercisable by the Optionee or, in the event of his or her death, by the person or persons to whom the Optionee’s rights under the Option would pass by will or the applicable laws of descent and distribution for a period extending one (1) year after the date of death or disability, but in no event later than the Termination Date, to the extent the Option was exercisable at the date of death or disability.  If, prior to the Termination Date, the Optionee shall cease to be employed by the Company by reason of termination of employment by the Company for “cause” (as defined in the Plan), this Option shall terminate immediately.

(b)                                 Notwithstanding the foregoing provisions of this Section 3, if prior to the Termination Date (i) the Optionee’s employment with the Company terminates for any reason other than a termination by the Company for “cause” (a “Non-cause Termination”) and (ii) within six months after such termination such person engages in a “Competitive Action” (as hereafter defined) without written consent of the Company, upon the first occurrence of such Competitive Action (the “Competitive Action Date”), the Optionee’s right to exercise the Option will terminate and all rights under this Agreement will cease.

(c)                                  Whether employment has been terminated for the purposes of this Agreement and the reason for any such termination (including whether such termination is for “cause” or by reason of disability), and whether the Optionee has engaged in a Competitive Action (and, if so, the Competitive Action Date), will be determined by the Section 162(m) Committee of the Company’s Board of Directors (the “Committee”) in its sole discretion, whose determination shall be final, binding and conclusive. If the Committee does not make a determination with respect to any of such foregoing events or occurrences in the case of the Optionee, such event or occurrence shall, for all purposes of this Agreement, be deemed to have not occurred.

(d)                                 For purposes of this Agreement, an Optionee engages in a “Competitive Action” if such person, directly or indirectly, and whether as an employee, consultant, independent contractor, partner, joint venture or otherwise, (i) in any geographical area where the Company is engaged in business, engages in any business activity which is competitive, to a material extent, with any substantial type or kind of business activity conducted by the Company in such area, (ii) on behalf of any person or entity engaged in any business activity of the Company, solicits or induces, or in any manner attempts to solicit or induce, any person employed by, or as an agent of, the Company to terminate such person’s employment or agency relationship, as the case may be, with the Company, (iii) diverts, or attempts to divert, any person, concern or entity from doing business with the Company or attempts to induce any such person, concern or entity to cease being a customer or supplier of the Company or (iv) makes use of, or attempts to make use of, any of the Company’s property or proprietary information.

Notwithstanding the foregoing provisions of this subsection 3(d), the Committee has the authority, in its discretion, to determine that an occurrence or event otherwise described within the definition of “cause” or “Competitive Action”, as the case may be shall, for all purposes of this Agreement, nevertheless be considered to not constitute a termination for “cause” or the engaging in of a Competitive Action, respectively. The Committee’s exercise, or non-exercise, of such discretion with respect to any particular event or occurrence by or with respect to a particular Optionee shall not in any way reduce or eliminate the authority of the Committee to (i) determine that any subsequent event or occurrence by or with respect to such Optionee constitutes the engaging in by such person of a Competitive Action and (ii) determine the related Competitive Action Date.

4.                                       Recovery of Value of Options.   (a)  So as to minimize the substantial financial harm which the Optionee recognizes and agrees that the Company will sustain in the event that the Optionee’s employment with the Company is terminated by the Company for “cause” or the Optionee engages in a Competitive Action following a Noncause Termination, the Optionee agrees that if either such described event occurs, the Optionee will repay the following amounts to the Company.

(b)                                 If (i) the Optionee’s employment with the company is terminated by the Company for “cause” and (ii) within the period which began three months prior to the date of such termination of employment and which ends on the date of such termination of employment the Optionee exercised all or any portion of the Option, the Optionee shall, with respect to each share of Stock so purchased, pay to the Company, upon written demand of the Committee, in a single cash lump sum, the difference between (x) the average of the high and low selling prices of the Company’s Common Stock on the exercise date and (y) the exercise price for such share.

(c)                                  If (i) the Optionee terminates employment with the Company on account of a Noncause Termination and within six months after such termination engages in a Competitive Action and (ii) within the period which began three months prior to the date of such termination of employment and which ends on such Optionee’s Competitive Action Date the Optionee exercises all or any portion of the Option, the Optionee shall, with respect to each share of Stock so purchased pay to the Company, upon written demand of the Committee, in ‘a single cash lump sum, the difference between (x) the average of the high and low selling prices of the Company’s Common Stock on the exercise date and (y) the exercise price for such share.

5.                                       Method of Exercising Option. The Optionee may exercise the Option by delivering to the Company a written notice stating the number of shares of Stock that the Optionee has elected to purchase at that date from the Company and full payment of the purchase price of the shares of Stock then to be purchased. Payment of the purchase price of the shares of Stock shall be made by certified or bank cashier’s check payable to the order of the Company, by the surrender of the Company of shares of the Company’s Common Stock or by any combination thereof. Any shares surrendered by the Optionee to the Company in accordance with this Section 5 must have been held by the participant for at least six months and shall be valued as of the exercise date of the option.

6.                                       Issuance of Shares.  As promptly as practical after receipt of such written notification and full payment of such purchase price and any required income tax withholding amount, the Company shall issue or transfer to the Optionee the number of shares of Stock with respect to which the Option has been so exercised, and shall deliver to the Optionee a certificate or certificates therefore, registered in the Optionee’s name.

7.                                       Company.  The term ‘Company” as used in this Agreement with reference to employment shall include subsidiaries of the Company. The term “subsidiary” as used in this Agreement shall mean any subsidiary of the Company as defined in Section 424(f) of the Internal Revenue Code of 1986 as amended.

8.                                       Non-Transferability.  The Option is not transferable by the Optionee and is exercisable, during the lifetime of the Optionee, only by him or her. No assignment or transfer of the Option, or of the rights represented thereby, whether voluntary or involuntary, by operation of law or otherwise, except by will or the laws of descent and distribution as set forth in Section 3 herein, shall vest in the assignee or transferee any interest or right herein whatsoever, but immediately upon such assignment or transfer the Option shall terminate and become of no further effect.

9.                                       Rights of Stockholder. The Optionee shall have no rights as a stockholder with respect to any share of Stock covered by the Option until he or she shall have become the holder of record of such share of Stock, and except as set forth in subsection 10(b) hereof, no adjustment shall be made for dividends or distributions or other rights in respect of such share of Stock for which the record date is prior to the date upon which he or she shall become the holder of record thereof.

10.                                 Recapitalization, Reorganizations, etc.     (a) The existence of the Option shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company’s capital structure or its business, or any merger or consolidation of the Company, or any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures preferred or prior preference stocks ahead of or affecting the Stock or the rights thereof or convertible into or exchangeable for stock, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

(b)                                 The shares with respect to which the Option is granted are shares of stock of the Company as presently constituted, but if, and whenever, prior to the delivery by the Company of all of the shares of Stock with respect to which the Option is granted, the Company shall effect a subdivision or consolidation of shares of the stock outstanding, without receiving consideration therefor, the number and price per share of shares remaining under the Option shall be appropriately adjusted. Such adjustment shall be made by the Committee under the Plan whose determination as to what adjustment shall be made, and the extent thereof, shall be final, binding and conclusive. Any such adjustment may provide for the elimination of any fractional share which might otherwise become subject to the Option.

(c)                                  After a merger of one or more corporations into the Company or of the Company into one or more corporations, or after a reorganization or other business combination of the Company with one or more corporations after which the Company shall be the surviving corporation, the Optionee shall, at no additional cost be entitled upon any exercise of the Option, to receive (subject to any required action by stockholders) in lieu of the number of shares as to which the Option shall then be so exercised, the number and class of shares of stock or other securities to which the Optionee would have been entitled pursuant to the terms of the agreement of merger, reorganization or other business combination, if immediately prior to such merger, reorganization or other business combination the Optionee had been the holder of record of a number of shares of Stock of the Company equal to the total number of shares as to which this Option may be exercised. Such adjustment shall be made by the Committee, whose determination as to what adjustment shall be made, and the extent thereof, shall be final, binding and conclusive. Any such adjustment may provide for the elimination of any fractional share which might otherwise become subject to the Option. Anything herein contained to the contrary notwithstanding, upon any merger, reorganization or other business combination in which the Company is not the surviving corporation or a dissolution or liquidation of the Company or a sale of all or substantially all of its assets, the Option shall terminate and become of no further effect.

(d)                                 Except as hereinbefore expressly provided, the issue by the Company of shares of stock of any class, or securities convertible into or exchangeable for shares of stock of any class, for cash or property, or for labor or services, either upon direct sale or the exercise of options, rights or warrants to subscribe therefor, or to purchase the same, or, upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Stock subject to the Option.

11.                                 Compliance with Law.  Notwithstanding any of the provisions hereof, the Optionee hereby agrees that the Company will not be obligated to issue or transfer any shares to the Optionee hereunder, if the issuance or transfer of such shares shall constitute a violation by the Optionee or the Company of any provisions of any law or regulation of any governmental authority. Any determination in this connection by the Committee shall be final, binding and conclusive. The Company shall in no event be obliged to register any securities pursuant to the Securities Act of 1933 (as now in effect or as hereafter amended) or to take any other affirmative action in order to cause the issuance or transfer of shares of Stock pursuant hereto to comply with any law or regulation of any governmental authority.

12.                                 Notice.  Every notice or other communication relating to this Agreement shall be in writing, and shall be mailed to or delivered to the party for whom it is intended at such address as may from time to time be designated by it in notice mailed or delivered to the other party as herein provided; provided that unless and until some other address be so designated, all notices or communications by the Optionee to the Company shall be mailed or delivered to the Company at its office at 1414 Radcliffe Street, Suite 300, Bristol, PA 19007; Attn: General Counsel and all notices or communications by the

Company to the Optionee may be given to the Optionee personally or may be mailed to him or her at the address shown below his or her signature to this Agreement.

13.                                 Disposition of Stock.  The Optionee agrees to notify the Company in writing, within 30 days of any disposition (whether by sale, exchange, gift or otherwise) of shares of Stock purchased under this Option, within two years from the Grant Date or within one year of the transfer of such shares of Stock to the Optionee.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

STRATEGIC DISTRIBUTION, INC.

By:
Donald C. Woodring
President & CEO

OPTIONEE

Signature —

Address of Optionee: